UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☒	Preliminary Information Statement

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☐	Definitive Information Statement

AFFINION GROUP HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

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AFFINION GROUP HOLDINGS, INC.

6 High Ridge Park

Stamford, CT 06905

NOTICE OF ACTION BY WRITTEN CONSENT

AND INFORMATION STATEMENT

[●], 2017

To our Stockholders:

This notice of written consent and information statement (this “Information Statement”) is being furnished to the holders (our “Stockholders”) of shares of Common Stock, par value $0.01 per share (the “Common Stock”), of Affinion Group Holdings, Inc., a Delaware corporation (the “Company” or “Affinion Holdings”). The purpose of this Information Statement is to notify our Stockholders that, in accordance with the provisions of the Shareholders Agreement, dated as of November 9, 2015 (as amended, the “Shareholders Agreement”), among the Company and the investors party thereto, (i) on March 30, 2017, the Company’s board of directors (the “Board”) unanimously approved an amendment to the Shareholders Agreement, substantially in the form attached hereto as Annex A (the “Amendment”), to change the size of the Board to seven (7) directors and grant authority to the Board, acting in its sole discretion, to increase the size of the Board to up to nine (9) directors, (ii) on March 31, 2017, holders entitled to vote greater than fifty percent (50%) of the issued and outstanding Common Stock, after the application of any adjustments or limitations on voting as set forth in the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and the Company’s Fourth Amended and Restated By-laws (the “By-laws”), executed a written consent (the “Amendment Written Consent”) approving the Amendment and (iii) on March 31, 2017, holders entitled to vote greater than sixty-six and two-thirds percent (66 2/3%) of the issued and outstanding Common Stock, after the application of any adjustments or limitations on voting as set forth in the Certificate of Incorporation and the By-laws, executed a written consent (the “Affiliate Transactions Written Consent” and, together with the Amendment Written Consent, the “Written Consents”) approving the participation of holders of five percent (5%) or more of the shares of the issued and outstanding Common Stock (the “Five Percent Holders”) in the Transactions (as defined in “Action By Written Consent: Approval of the Affiliate Transactions”) with the Company and its subsidiaries. The participation of the Five Percent Holders in the Transactions is referred to herein as the “Affiliate Transactions.”

The Amendment Written Consent constitutes the only Stockholder approval required for the Amendment under the Shareholders Agreement, and, as a result, no further action by any other Stockholder is required to approve the Amendment. The Company has not solicited and is not soliciting your approval of the Amendment. Further, the Company does not intend to call a meeting of the Stockholders for purposes of voting on the Amendment.

The Affiliate Transactions Written Consent constitutes the only Stockholder approval required for the Affiliate Transactions under the Shareholders Agreement, and, as a result, no further action by any other Stockholder is required to approve the Affiliate Transactions. The Company has not solicited and is not soliciting your approval of the Affiliate Transactions. Further, the Company does not intend to call a meeting of the Stockholders for purposes of voting on the Affiliate Transactions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We expect to begin mailing this Information Statement to our Stockholders on or about [•], 2017. This Information Statement constitutes notice to you of the action by the Written Consents in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and

Section 228(e) of the Delaware General Corporation Law (the “DGCL”). The Amendment will not be effected and the Affiliate Transactions will not be consummated until at least 20 calendar days after we first send this Information Statement to Stockholders.

We urge you to read the entire Information Statement carefully. No action by you is requested or required at this time.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Todd H. Siegel
Todd H. Siegel
Chief Executive Officer

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of the Amendment or the Affiliate Transactions or determined if this Information Statement is truthful or complete. Any representation to the contrary is a criminal offense.

This Information Statement is dated [•], 2017 and we expect to begin mailing it to our Stockholders on or about [•], 2017.

Annex A	Form of Amendment No. 2 to the Shareholders Agreement, dated as of November 9, 2015, among the Company and the investors party thereto

Annex B

Form of Amended and Restated Registration Rights Agreement, amending and restating the existing Registration Rights Agreement, dated as of November 9, 2015, by and among the Company and the investors party thereto

i

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and other public statements contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange, which involve risks and uncertainties. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues or performance, capital expenditures, financing needs and other information that is not historical information and, in particular, appear under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. When used in this Information Statement, the words “estimates,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” and variations of these words or similar expressions (or the negative versions of any such words) are intended to identify forward-looking statements. All forward-looking statements, including without limitation, management’s examination of historical operating trends, are based on our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, management’s expectations, beliefs and projections may not result or be achieved.

Examples of forward-looking statements include:

•	business strategy;

•	financial strategy;

•	projections of revenue, earnings, capital structure and other financial items;

•	statements of our plans and objectives;

•	statements of expected future economic performance; and

•	assumptions underlying statements regarding us or our business.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the results referred to in the forward-looking statements contained in this Information Statement. Important factors that could cause our actual results to differ materially from the results referred to in the forward-looking statements we make in this Information Statement are set forth elsewhere, including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. These risks, uncertainties and other important factors include, among others:

•	general economic and business conditions and international and geopolitical events;

•	a downturn in the credit card industry or changes in the marketing techniques of credit card issuers;

•	the effects of a decline in travel due to political instability, adverse economic conditions or otherwise, on our travel fulfillment business;

•	termination or expiration of one or more agreements with our marketing partners, or reduction of the marketing of our services by one or more of our marketing partners;

•	changes in, or the failure or inability to comply with, laws and governmental regulations, including changes in global distribution service rules, telemarketing regulations and privacy laws and regulations;

•	the outcome of numerous legal and regulatory actions;

•	our substantial leverage and restrictions in our debt agreements;

•	dependence on third-party vendors to supply certain products or services that we market;

•	ability to execute our business strategy, development plans or cost savings plans;

•	changes in accounting principles and/or business practices;

•	availability, terms, and deployment of capital; and

•	failure to protect private data, which would cause us to expend capital and resources to protect against future security breaches.

These risks and other uncertainties are discussed in more detail in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. There may be other factors that may cause our actual results to differ materially from the results referred to in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this Information Statement and are expressly qualified in their entirety by the cautionary statements included in this Information Statement. We undertake no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law.

AMENDMENT TO THE SHAREHOLDERS AGREEMENT

The following is a description of the material aspects of the Amendment, which may not contain all of the information that is important to you and is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Information Statement as Annex A and which is incorporated by reference into this Information Statement. We encourage you to read carefully this entire Information Statement, including the Amendment, for a more complete understanding of the Amendment.

Amendment to the Shareholders Agreement

The Company’s Certificate of Incorporation provides that the number of directors constituting the Board shall not be less than three nor more than eleven. The Company’s By-laws provide that the number of directors constituting the Board shall be fixed from time to time by the Board or as otherwise set forth in the Certificate of Incorporation or the Shareholders Agreement. The Shareholders Agreement provides that the Board shall be comprised of six directors.

On March 30, 2017, the Board unanimously approved the Amendment to the Shareholders Agreement, substantially in the form attached hereto as Annex A, to increase the size of the Board by one director to seven (7) directors and grant authority to the Board, acting in its sole discretion, to increase the size of the Board to up to nine (9) directors. The Board believes that the availability of an additional director position and the ability to further increase the size of the Board will provide it with greater flexibility to attract key individuals to provide additional guidance and support to the Company and comply with its obligations to nominate for election those candidates identified by certain investors that will enter into nominating agreements (the “Nominating Agreements”) with the Company in connection with the Transactions as more fully described below.

As part of the Transactions (as defined below), the Company and certain investors expect to enter into nominating agreements (the “Nominating Agreements”) pursuant to which such investors will have the right to nominate one director for election to the Board subject to the investor, together with its affiliates, holding at least 8% of the issued and outstanding Common Stock and a second director subject to the investor, together with its affiliates, holding at least 16% of the outstanding Common Stock. Under the Company’s Certificate of Incorporation and By-laws, any vacancy on the Board may be filled by the Board without any Stockholder approval. After the Amendment becomes effective and the size of the Board is increased to seven (7) directors, the Company currently expects that certain members of the Board will resign and that the remaining members of the Board will appoint the directors nominated in accordance with the Nominating Agreements to the classes indicated in the Nominating Agreements.

The Board proposed that Section 2.1(b)(i) of the Shareholders Agreement be amended and restated in its entirety as follows:

“The board of directors of the Company (the “Board”) shall be comprised of seven (7) Directors, divided as evenly as possible into three (3) classes of Directors, and the Board, acting in its sole discretion, may increase such number of Directors to up to nine (9) Directors.”

On March 31, 2017, the Company and certain stockholders executed the Amendment, to be effective as of, and conditioned on, the consummation of the Exchange Offers (as defined below) and the passage of at least 20 calendar days after we first send this Information Statement to Stockholders. Also on March 31, 2017, holders entitled to vote greater than fifty percent (50%) of the issued and outstanding Common Stock, after the application of any adjustments or limitations on voting as set forth in the Company’s Certificate of Incorporation and By-laws, executed the Amendment Written Consent approving the Amendment. The Amendment Written Consent constitutes the only Stockholder approval required for the Amendment under the Shareholders Agreement, and, as a result, no further action by any other Stockholder is required to approve the Amendment. The Company has not solicited and is not soliciting your approval of the Amendment. Further, the Company does not intend to call a meeting of the Stockholders for purposes of voting on the Amendment. The Amendment will not be effected until at least 20 calendar days after this Information Statement has first been sent to Stockholders.

The full text of the Amendment is included in Annex A to this Information Statement. Please refer to Annex A for a more complete description of the terms of the Amendment.

Anti-Takeover Effects of the Amendment

The Amendment could, under certain circumstances, have an anti-takeover effect, although this was not the intention. For example, in the event of a hostile attempt to take over control of the Company, it may be easier for us to impede the attempt with a larger Board since it would require more directors to vote in favor of the take-over attempt. The Amendment, therefore, may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the Amendment may limit the opportunity for our Stockholders to dispose of their shares of Common Stock at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Board is not, however, aware of any attempt to take control of us and the Board has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Recommendation of the Board

The Board has determined that the Amendment is advisable and in the best interests of the Company and its Stockholders. Accordingly, the Board has unanimously approved the Amendment.

ACTION BY WRITTEN CONSENT: APPROVAL OF AMENDMENT

Vote Required; Vote Obtained

The Shareholders Agreement requires that holders entitled to vote greater than fifty percent (50%) of the issued and outstanding Common Stock, after the application of any adjustments or limitations on voting as set forth in the Company’s Certificate of Incorporation and By-laws, approve the Amendment prior to it becoming effective. As of March 31, 2017, there were 9,093,330 shares of Common Stock issued and outstanding, and each Stockholder is entitled to one vote per share, subject to certain adjustments and limitations on voting as set forth in the Company’s Certificate of Incorporation and By-laws. On March 31, 2017, the holders entitled to vote greater than 4,546,665 shares of Common Stock, which represented greater than fifty percent (50%) of the issued and outstanding shares of Common Stock as of March 31, 2017, executed the Amendment Written Consent approving the Amendment. The Amendment Written Consent constitutes the only Stockholder approval required for the Amendment under the Shareholders Agreement, and, as a result, no further action by any other Stockholder is required to approve the Amendment. The Company has not solicited and is not soliciting your approval of the Amendment. Further, the Company does not intend to call a meeting of the Stockholders for purposes of voting on the Amendment.

Pursuant to Regulation 14C, as promulgated under the Exchange Act, and Section 228(e) of the DGCL, we are required to provide certain information with respect to the taking of corporate action without a meeting by less than unanimous written Stockholder consent to those Stockholders who have not consented in writing to such action or whose consent we have not solicited. Accordingly, we are furnishing this Information Statement to our Stockholders to provide you with certain information in connection with the Amendment. The Amendment will not be effected until at least 20 calendar days after this Information Statement has first been sent to Stockholders.

No Appraisal Rights

No dissenters’ or appraisal rights are available, or will be available, with respect to the Amendment.

Interest of Certain Persons

None of the directors or executive officers of the Company, nor any of their associates, has any substantial interest, direct or indirect, by security holdings or otherwise, in the Amendment.

ACTION BY WRITTEN CONSENT: APPROVAL OF AFFILIATE TRANSACTIONS

The Transactions

The Exchange Offers

On April 3, 2017, Affinion Group, Inc., a wholly-owned subsidiary of the Company (“Affinion Group”), commenced an offer to exchange or repurchase for cash at the holder’s election (collectively, the “AGI Exchange Offer”), pursuant to which Affinion Group is offering, in reliance on the exemption from the registration requirements of the Securities Act, provided by Section 4(a)(2) thereof, to all Eligible Holders (as defined below) of its 7.875% Senior Notes due 2018 (the “Existing AGI Notes”), the option to receive the consideration described below, in exchange for their Existing AGI Notes and consent to the Proposed Amendments (as defined below).

On April 3, 2017, Affinion Holdings commenced an offer to exchange or repurchase for cash at the holder’s election (collectively, the “Holdings Exchange Offer”), pursuant to which Affinion Holdings is offering, in reliance on the exemption from the registration requirements of the Securities Act, provided by Section 4(a)(2) thereof, to all Eligible Holders of its 13.75%/14.50% Senior Secured PIK/Toggle Notes due 2018 (the “Existing Holdings Notes”), the option to receive the consideration described below, in exchange for their Existing Holdings Notes and consent to the Proposed Amendments.

On April 3, 2017, Affinion Investments, LLC, an indirect, wholly-owned subsidiary of Affinion Group (“Affinion Investments” and, together with Affinion Group and Affinion Holdings, the “Offerors”) commenced an offer to exchange or repurchase for cash at the holder’s election (collectively, the “Investments Exchange Offer” and, together with the AGI Exchange Offer and the Holdings Exchange Offer, the “Exchange Offers”), pursuant to which Affinion Investments is offering, in reliance on the exemption from the registration requirements of the Securities Act, provided by Section 4(a)(2) thereof, to all Eligible Holders of its 13.50% Senior Subordinated Notes due 2018 (the “Existing Investments Notes” and, together with the Existing AGI Notes and Existing Holdings Notes, the “Existing Notes”), the option to receive the consideration described below, in exchange for their Existing Investments Notes and consent to the Proposed Amendments.

The Exchange Offers are open only to (1) holders of Existing Notes who are “qualified institutional buyers,” (2) holders of Existing Notes who are institutional “accredited investors” and (3) holders of Existing Notes who are not “U.S. persons,” as such terms are defined under the Securities Act of 1933, as amended (such eligible holders are referred to herein as “Eligible Holders”).

Total Consideration

Upon the terms and subject to the conditions of the AGI Exchange Offer, for each $1,000 principal amount of Existing AGI Notes accepted for exchange in the AGI Exchange Offer that is validly tendered, and not properly withdrawn at or prior to 5:00 p.m. on the date that is ten business days after the launch of the Exchange Offers (as such date and time may be extended at the option of the Offerors, the “Consent Time”), Eligible Holders may elect to receive:

•

(1) $1,000 principal amount of Affinion Group’s new Senior Cash 12.5%/PIK Step-Up to 15.5% Notes due 2022 (the “New Notes”), plus accrued and unpaid interest to, but not including, the settlement date for the Exchange Offers (“Settlement Date”) paid in New Notes and Warrants (the “New Warrants”) to purchase 3.37 shares of the common stock of Affinion Holdings, par value $0.01 per share (“Common Stock”); and (2) New Warrants to purchase 3.37 shares of Common Stock, which, together with all New Warrants issued as Exchange Consideration and Total Consideration in the Exchange Offers and pursuant to the Investor Purchase Agreement (as defined below) (excluding the 16.25% New Warrants (as defined below)), will represent approximately 15% of the fully diluted ownership of Affinion Holdings after giving effect to issuances pursuant to the Exchange Offers, the Investor Purchase

Agreement and the Pre-Emptive Rights Offer (as defined below), but without giving effect to options and restricted stock units granted under Affinion Holdings’ management compensation and incentive plans (the “Fully Diluted Ownership”); or

•	$930 in cash per $1,000 principal amount of Existing AGI Notes accepted for exchange in the AGI Exchange Offer validly tendered and not properly withdrawn.

Upon the terms and subject to the conditions of the Holdings Exchange Offer, for each $1,000 principal amount of Existing Holdings Notes accepted for exchange in the Holdings Exchange Offer that is validly tendered, and not properly withdrawn at or prior to the Consent Time, Eligible Holders may elect to receive:

•	(1) $1,000 principal amount of New Notes, plus accrued and unpaid interest to, but not including, the Settlement Date paid in New Notes and New Warrants; and (2) New Warrants to purchase 3.37 shares of Common Stock, which, together with all New Warrants issued as Exchange Consideration and Total Consideration in the Exchange Offers and pursuant to the Investor Purchase Agreement (excluding the 16.25% New Warrants), will represent approximately 15% of the Fully Diluted Ownership of Affinion Holdings; or

•	$700 in cash per $1,000 principal amount of Existing Holdings Notes accepted for exchange in the Holdings Exchange Offer validly tendered and not properly withdrawn.

Upon the terms and subject to the conditions of the Investments Exchange Offer, for each $1,000 principal amount of Existing Investments Notes accepted for exchange in the Investments Exchange Offer that is validly tendered, and not properly withdrawn at or prior to the Consent Time, Eligible Holders may elect to receive:

•	(1) $1,000 principal amount of New Notes, plus accrued and unpaid interest to, but not including, the Settlement Date paid in New Notes and New Warrants; and (2) New Warrants to purchase 3.37 shares of Common Stock, which, together with all New Warrants issued as Exchange Consideration and Total Consideration in the Exchange Offers (excluding the 16.25% New Warrants), will represent approximately 15% of the Fully Diluted Ownership of Affinion Holdings; or

•	$880 in cash per $1,000 principal amount of Existing Investments Notes accepted for exchange in the Investments Exchange Offer validly tendered and not properly withdrawn.

The consideration set forth above is collectively referred to herein as the “Total Consideration.”

Exchange Consideration

Upon the terms and subject to the conditions of the AGI Exchange Offer for each $1,000 principal amount of Existing AGI Notes validly tendered in the AGI Exchange Offer after the Consent Time but at or prior to 5:00 p.m. on May 5, 2017 (such date, and time, as the same may be extended or earlier terminated, the “Expiration Time”), Eligible Holders may elect to receive:

•	(1) $990 principal amount of New Notes, plus accrued and unpaid interest to, but not including, the Settlement Date paid in New Notes and New Warrants; and (2) New Warrants to purchase 3.34 shares of Common Stock, which, together with all New Warrants issued as Exchange Consideration and Total Consideration in the Exchange Offers and pursuant to the Investor Purchase Agreement (excluding the 16.25% New Warrants), will represent approximately 15% of the Fully Diluted Ownership of Affinion Holdings; or

•	$920 in cash, plus accrued and unpaid interest to, but not including, the Settlement Date in cash.

Upon the terms and subject to the conditions of the Holdings Exchange Offer for each $1,000 principal amount of Existing Holdings Notes validly tendered in the Holdings Exchange Offer after the Consent Time but at or prior to the Expiration Time, Eligible Holders may elect to receive:

•	(1) $990 principal amount of New Notes, plus accrued and unpaid interest to, but not including, the Settlement Date paid in New Notes and New Warrants; and (2) New Warrants to purchase 3.34 shares of Common Stock, which, together with all New Warrants issued as Exchange Consideration and Total Consideration in the Exchange Offers and pursuant to the Investor Purchase Agreement (excluding the 16.25% New Warrants), will represent approximately 15% of the Fully Diluted Ownership of Affinion Holdings; or

•	$690 in cash, plus accrued and unpaid interest to, but not including, the Settlement Date in cash.

Upon the terms and subject to the conditions of the Investments Exchange Offer for each $1,000 principal amount of Existing Investments Notes validly tendered in the Investments Exchange Offer after the Consent Time but at or prior to the Expiration Time, Eligible Holders may elect to receive:

•	(1) $990 principal amount of New Notes, plus accrued and unpaid interest to, but not including, the Settlement Date paid in New Notes and New Warrants; and (2) New Warrants to purchase 3.34 shares of Common Stock, which, together with all New Warrants issued as Exchange Consideration and Total Consideration in the Exchange Offers and pursuant to the Investor Purchase Agreement (excluding the 16.25% New Warrants), will represent approximately 15% of the Fully Diluted Ownership of Affinion Holdings; or

•	$870 in cash, plus accrued and unpaid interest to, but not including, the Settlement Date in cash.

The consideration set forth above is collectively referred to herein as the “Exchange Consideration.”

Consent Solicitations

In conjunction with the Exchange Offers, we are soliciting from Eligible Holders consents (“Consents”) to certain proposed amendments (the “Proposed Amendments”) to (1) the indenture governing the Existing AGI Notes, dated as of November 19, 2010 (as supplemented to the date hereof, the “Existing AGI Indenture”), between Affinion Group, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (the “Existing Trustee”), (a) to eliminate substantially all of the restrictive covenants and certain of the default provisions contained in the Existing AGI Indenture and (b) to reduce from 30 days to three business days the minimum notice period for optional redemptions in the Existing AGI Indenture, (2) the indenture governing the Existing Holdings Notes, dated as of December 12, 2013 (as supplemented to the date hereof, the “Existing Holdings Indenture”), between Affinion Holdings and the Existing Trustee, to reduce from 30 days to three business days the minimum notice period for optional redemptions in the Existing Holdings Indenture and (3) the indenture governing the Existing Investments Notes, dated as of December 12, 2013, (as supplemented to the date hereof, the “Existing Investments Indenture” and, together with the Existing AGI Indenture and the Existing Holdings Indenture, the “Existing Indentures”), among Affinion Investments, Affinion Investments II, LLC (“Affinion Investments II”) and the Existing Trustee, to reduce from 30 days to three business days the minimum notice period for optional redemptions in the Existing Investments Indenture. Promptly following the Consent Time, (1) if the requisite Consents are delivered with respect to the Existing AGI Notes, Affinion Group, the guarantors and the Existing Trustee will enter into a supplemental indenture with respect to the Existing AGI Notes (the “AGI Supplemental Indenture”), (2) if the requisite Consents are delivered with respect to the Existing Holdings Notes, Affinion Holdings and the Existing Trustee will enter into a supplemental indenture with respect to the Existing Holdings Notes (the “Holdings Supplemental Indenture”) and (3) if the requisite Consents are delivered with respect to the Existing Investments Notes, Affinion Investments, Affinion Investments II and the Existing Trustee will enter into a supplemental indenture with respect to the Existing Investments Notes (the “Investments Supplemental Indenture” and, together with the AGI Supplemental Indenture and the Holdings Supplemental Indenture, the “Supplemental Indentures”), in each case to give effect to the Proposed

Amendments. We refer to these solicitations of Consents as the “Consent Solicitations” and we refer to these solicitations separately, with respect to the applicable Existing Indentures, as a “Consent Solicitation.” Eligible Holders may not deliver Consents without tendering the related Existing Notes and Eligible Holders may not tender Existing Notes without delivering the related Consents. Existing Notes tendered may be withdrawn (and the related Consents therefore revoked) at any time at or prior to the Consent Time, but not thereafter. The Proposed Amendments will not become operative until the consummation of the Exchange Offers. The calculation of the requisite Consents for each series of Existing Notes does not include any Existing Notes held or Consents delivered by us or our affiliates. As of the date hereof, to our knowledge, there are no Existing Notes held by us or our affiliates. In the event that we do not consummate the Exchange Offers for any reason, the Existing Indentures will remain in effect in their current forms.

We believe that a Five Percent Holder may plan to participate in the Exchange Offers and the Consent Solicitations.

Investor Purchase Agreement

On March 31, 2017, affiliates of Elliott Management Corporation (“Elliott”), Franklin Mutual Quest Fund, a fund managed by Franklin Mutual Advisers, LLC (“Franklin”), affiliates of Empyrean Capital Partners, LP (“Empyrean”) and Metro SPV LLC, an affiliate of ICG Strategic Secondaries Advisors LLC (“ICG”) (collectively, in such capacity, the “Investors”) entered into an investor purchase agreement (as amended, restated or otherwise modified in accordance with its terms, the “Investor Purchase Agreement”) with Affinion Holdings, Affinion Group and Affinion Investments, whereby the Investors (or affiliates of the Investors) agreed to purchase from the Company an aggregate principal amount of New Notes and New Warrants that would yield sufficient cash proceeds to repurchase any Existing Notes tendered for cash consideration in the Exchange Offers (the “Initial Investment”). Further, if Affinion Holdings, Affinion Group or Affinion Investments exercises its option to redeem any Existing Notes not tendered in the Exchange Offers, under the Investor Purchase Agreement, the Company has the option to obligate the Investors to purchase an aggregate principal amount of New Notes and New Warrants that would yield sufficient cash proceeds to redeem any Existing Notes not tendered in the Exchange Offers (the “Follow-On Investment” and, together with the Initial Investment, the “Investment”). The Initial Investment would be made at or about the closing of the Exchange Offers, subject to the conditions thereto having been satisfied as set forth in the Investor Purchase Agreement. Any Follow-On Investments would be made upon the Company’s exercise of its option within 90 days from the consummation of the Exchange Offers, subject to the Company having delivered a notice of optional redemption to the holders of a series of Existing Notes for which the Follow-On Investment funds would be used and the valid tender and acceptance by us of at least 90%, of the aggregate principal amount of the applicable series of Existing Notes in the Exchange Offers, which minimum participation condition may be waived by the Company in its sole discretion.

Pursuant to the terms of the Investor Purchase Agreement, any New Notes acquired by the Investors thereunder (including any New Notes issued in respect of the funding premium) will be issued together with the same number of New Warrants that such principal amount of New Notes would have been issued with as part of the Exchange Offers. In addition, based on the proportional amount of the total aggregate principal amount of Existing Notes exchanged for cash in the Exchange Offers or not participating in the Exchange Offers relative to the total amount of Existing Notes outstanding immediately prior to the consummation of the Exchange Offers, the Investors will be entitled to New Warrants representing up to 16.25% of the Fully Diluted Ownership of Affinion Holdings (the “16.25% New Warrants”). In addition, on the closing of the Exchange Offers, the Company shall pay the Investors a commitment premium of $17,500,000 in aggregate principal amount of New Notes which shall be issued together with the same number of New Warrants that such principal amount of New Notes would have been issued with as part of the Exchange Offers.

In accordance with the terms of the Company’s Shareholders Agreement, Empyrean’s entry into the Investor Purchase Agreement is conditioned on the passage of at least 20 calendar days after we first send this Information Statement to Stockholders.

We believe that certain Five Percent Holders plan to participate in the Investment. Elliott is expected to be a Five Percent Holder as a result of the Exchange Offers and the Initial Investment and, as discussed below, ICG is also expected to become a Five Percent Holder prior to the consummation of the Investment.

Nominating Agreements

The Company and certain investors expect to enter into nominating agreements (the “Nominating Agreements”) pursuant to which such investors will have the right to nominate one director for election to the Board subject to the investor, together with its affiliates, holding at least 8% of the issued and outstanding Common Stock and a second director subject to the investor, together with its affiliates, holding at least 16% of the outstanding Common Stock.

In addition, the Nominating Agreements with Elliott and Franklin will contain a provision that prohibits the Company from acting upon the vote of stockholders (other than a vote for the election of directors or a vote to adjourn a meeting of stockholders) without either (i) the written consent of Elliott or Franklin, as applicable, or (ii) the affirmative approval of the holders of a majority of the outstanding shares of Common Stock, assuming that Elliott or Franklin, as applicable, has exercised all New Warrants held of record by it prior to the record date of such vote.

With respect to the existing nominating agreements by and between the Company and each of Third Avenue Trust, on behalf of Third Avenue Focused Credit Fund (“Third Avenue”) and Ares Management LLC (“Ares”), on behalf of certain affiliated funds and managed accounts (such agreements, collectively, the “Existing Nominating Agreements”), the new Nominating Agreements will replace the Existing Nominating Agreements, which shall be terminated and of no further force and effect. Furthermore, prior to the launch of the Exchange Offers, Third Avenue has informed the Company that it has entered into an agreement to transfer all of its equity interest in the Company to ICG, as a result of which ICG is expected to become a Five Percent Holder and the existing nominating agreement with Third Avenue will be terminated in accordance with its terms. Furthermore, in connection with this proposed transaction and the Exchange Offers, and subject to its consummation, the Company has agreed to enter into a Nominating Agreement with ICG.

Ares (together with its affiliates) is a Five Percent Holder that we expect will enter into a Nominating Agreement, and Elliott is expected to be a Five Percent Holder as a result of the Exchange Offers and the Investment that will enter into a Nominating Agreement. As discussed above, ICG is also expected to become a Five Percent Holder prior to the consummation of the Exchange Offers, and is also expected to enter into a Nominating Agreement.

Registration Rights Agreement

On March 31, 2017, the Company and certain investors executed an amended and restated registration rights agreement, substantially in the form attached hereto as Annex B (the “A&R Registration Rights Agreement” and, together with the Exchange Offers, the Consent Solicitations, the Investment and the Nominating Agreements, the “Transactions”), amending and restating the existing Registration Rights Agreement, dated as of November 9, 2015, by and among the Company and the investors party thereto (the “Existing Registration Rights Agreement”), to be effective as of, and conditioned on, the consummation of the Exchange Offers and the passage of at least 20 calendar days after we first send this Information Statement to Stockholders.

The A&R Registration Rights Agreement adds an express deadline for filing a registration statement on Form S-3 once the Company becomes eligible to do so of 90 days (assuming the investors seeking to have their securities included in such registration statement have provided all required investor information at least 10 days prior to the filing date) and to maintain such shelf registration statement for up to six years, as compared to one year in the Existing Registration Rights Agreement.

In addition, following an initial public offering (“IPO”), under the A&R Registration Rights Agreement, investors party thereto will be allowed to demand underwritten shelf take-downs as compared to no ability to required underwritten secondary offerings after an IPO in the Existing Registration Rights Agreement. Furthermore, two of the investors, Elliott and Franklin, will have rights under the A&R Registration Rights Agreement to demand registration and to demand an underwritten offering at a 12% ownership threshold and at a $25.0 million expected proceeds threshold as compared to the 35.0% and $100.0 million thresholds for both demanding registration and an underwritten offering in the Existing Registration Rights Agreement. The current thresholds of 35.0% and $100.0 million will continue to be the applicable threshold for all other investors under the A&R Registration Rights Agreement.

With respect to future demand rights the Company may grant from time to time, the A&R Registration Rights Agreement amends the terms of the Existing Registration Rights Agreement to require that any underwriters cutbacks be applied pro rata amongst the parties to the A&R Registration Rights Agreement and the holders of such new registration rights, as compared to the Existing Registration Rights Agreement which gave priority to a demand holder invoking demand registration rights under a separate registration rights agreement.

In addition, the A&R Registration Rights Agreement changes the terms of the pre-agreed lock-up as may be requested by underwriters in connection with an underwritten offering. Investors party to the A&R Registration Rights Agreement will be required to agree to lock-ups lasting the shorter of 90 days and such shorter time as may be required of the Company’s officers and directors, as compared to the obligation under the Existing Registration Rights Agreement to agree to be locked up for 90 days regardless of the duration of the lockup for the Company’s officers and directors.

ICG and Elliott are expected to be Five Percent Holders that we expect will enter into the A&R Registration Rights Agreement.

The full text of the A&R Registration Rights Agreement is included in Annex B to this Information Statement. Please refer to Annex B for a more complete description of the terms of the A&R Registration Rights Agreement.

Related Transactions

Pre-Emptive Rights Offer

In connection with the Exchange Offers and the Investor Purchase Agreement, and in accordance with Affinion Holdings’ obligations under the Shareholders Agreement, and conditioned upon the issuance of New Warrants in the Exchange Offers and pursuant to the Investor Purchase Agreement, following the consummation of the Exchange Offers and the Initial Investment, Affinion Holdings expects to offer to each Stockholder party to the Shareholders Agreement that, together with its Affiliates (as defined in the Shareholders Agreement), holds at least one percent (1%) of the Common Stock (the “Pre-Emptive Rights Holders”) the right to purchase with cash up to such Pre-Emptive Rights Holder’s pro rata share (as determined in accordance with the Shareholders Agreement) of New Warrants issued or to be issued pursuant to the Exchange Offers and the Investment, provided, however that the issuance of the New Warrants pursuant to the Pre-Emptive Rights Offer will not dilute the New Warrants issued pursuant to the Exchange Offers or the Investment (the “Pre-Emptive Rights Offer”).

There will be no oversubscription rights or overallotments to Pre-Emptive Rights Holders in respect of New Warrants not subscribed for in the Pre-Emptive Rights Offer. Pre-Emptive Rights Holders that wish to exchange Existing Notes for New Warrants will be required to do so in the Exchange Offer. Any net cash proceeds from the Pre-Emptive Rights Offer, after payment of fees and expenses, will be used by Affinion Holdings for general corporate purposes, which may at Affinion Holdings’ option include the repurchase, repayment or redemption from time to time of the Existing Notes and/or the New Notes.

Waiver of Pre-Emptive Rights by Major Stockholders

By participating in the Exchange Offers or the Investment, and as a condition to such participation, any Pre-Emptive Rights Holder shall be deemed to have acknowledged and agreed that such Pre-Emptive Rights Holder waives its pre-emptive rights as set forth in the Shareholders Agreement with respect to all New Warrants to be issued in the Exchange Offers and pursuant to the Investor Purchase Agreement. Should an investor tender Existing Notes in the Exchange Offers or participate in the Investment and attempt to exercise its pre-emptive rights in the Pre-Emptive Rights Offer, the Company may, in its sole discretion, elect to reject all or a portion of such investor’s exercise of its pre-emptive rights.

Certain holders have agreed to waive their pre-emptive rights with respect to the New Warrants to be issued in connection with the Exchange Offers and the Investment.

New Credit Facility

On March 31, 2017, Affinion Group entered into a commitment letter (the “Commitment Letter”) with HPS Investment Partners, LLC (“HPS”), pursuant to which HPS has committed to provide a new credit facility (the “New Credit Facility”) to Affinion Group subject to satisfaction of the conditions precedent set forth in the Commitment Letter. Affinion Group intends to use the proceeds of the New Credit Facility to refinance its existing credit facility (the “Credit Agreement Refinancing”), redeem all of the outstanding 7.5% Cash/PIK Senior Notes due 2018 of Affinion International Holdings Limited (the “International Notes”) and discharge the indenture governing the International Notes (the “International Note Redemption”), pay costs and expenses in connection with the New Credit Facility, the Credit Agreement Refinancing, International Note Redemption and the Exchange Offers and for other general corporate purposes.

The Company expects that the New Credit Facility will consist of a $110 million revolving credit facility and a $1.34 billion term loan facility and have a maturity of five years.

Third Avenue Transfer

Third Avenue has informed the Company that it has entered into an agreement to transfer all of its equity interests in the Company, including its Limited Warrant, dated November 9, 2015, and all of Third Avenue’s Common Stock, to ICG. In addition to the execution and delivery of the Nominating Agreement described above, upon consummation of the transfer and the effectiveness of the Affiliate Transactions Written Consent, ICG will enter into a joinder to the Company’s Shareholders Agreement, so that ICG may enjoy substantially the same rights under those agreements as Third Avenue and the other investors party to such agreements. In addition, ICG will be a party to the A&R Registration Rights Agreement.

Vote Required; Vote Obtained

The Shareholders Agreement requires that holders entitled to vote greater than sixty-six and two-thirds percent (66 2/3%) of the issued and outstanding Common Stock, after the application of any adjustments or limitations on voting as set forth in the Company’s Certificate of Incorporation and By-laws, approve the participation of the Five Percent Holders in the Transactions. As of March 31, 2017, there were 9,093,330 shares of Common Stock issued and outstanding, and each Stockholder is entitled to one vote per share, subject to certain adjustments and limitations on voting as set forth in the Company’s Certificate of Incorporation and By-laws. On March 31, 2017, the holders entitled to vote greater than 6,062,220 shares of Common Stock, which represented greater than sixty-six and two-thirds percent (66 2/3%) of the issued and outstanding shares of Common Stock as of March 31, 2017, executed the Affiliate Transactions Written Consent approving the participation of the Five Percent Holders in the Transactions. The Affiliate Transactions Written Consent

constitutes the only Stockholder approval required for the Affiliate Transactions under the Shareholders Agreement, and, as a result, no further action by any other Stockholder is required to approve the Affiliate Transactions. The Company has not solicited and is not soliciting your approval of the Affiliate Transactions. Further, the Company does not intend to call a meeting of the Stockholders for purposes of voting on the Affiliate Transactions.

Pursuant to Regulation 14C, as promulgated under the Exchange Act, and Section 228(e) of the DGCL, we are required to provide certain information with respect to the taking of corporate action without a meeting by less than unanimous written Stockholder consent to those Stockholders who have not consented in writing to such action or whose consent we have not solicited. Accordingly, we are furnishing this Information Statement to our Stockholders to provide you with certain information in connection with the Affiliate Transactions. The Affiliate Transactions will not be consummated until at least 20 calendar days after this Information Statement has first been sent to Stockholders.

No Appraisal Rights

No dissenters’ or appraisal rights are available, or will be available, with respect to the Affiliate Transactions.

Interest of Certain Persons

None of the directors or executive officers of the Company, nor any of their associates, has any substantial interest, direct or indirect, by security holdings or otherwise, in the Affiliate Transactions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of March 15, 2017 by (i) each person known by the Company to beneficially own more than 5% of the Common Stock of the Company, (ii) each of our named executive officers, (iii) each member of the Board and (iv) all of our executive officers and members of the Board as a group. The Company’s knowledge of information regarding beneficial ownership of Common Stock is based on (1) the share register maintained by the transfer agent and provided to the Company and/or (2) information included in filings made by the holders with the SEC.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities, in accordance with Rule 13d-3 under the Exchange Act. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest.

On November 9, 2015, the Company completed a rights offering in which it, among other things, issued a Limited Warrant to purchase up to 462,266 shares of Common Stock. The Limited Warrant will not become exercisable until and unless the holder provides notice to the Company that such holder has received the requisite regulatory approval or is no longer subject to the regulatory approval as a result of its transfers of shares of Common Stock. Because the Limited Warrant is not exercisable within 60 days, for purposes of Rule 13d-3 under the Exchange Act, the Limited Warrant is not reflected below.

The Company entered into a separate Nominating Agreement with each of Third Avenue Trust, on behalf of Third Avenue Focused Credit Fund, and Ares Management LLC, on behalf of certain affiliated funds and managed accounts, pursuant to which such investors, on behalf of their respective constituents, have the right to nominate one director for election to the Board. Such nomination rights do not include any obligation on the part of any other investor to vote for such nominees, nor do they guarantee that such nominees will be successfully elected to serve on the Board. The rights to nominate a director pursuant to the Nominating Agreements are subject to the investor, together with its affiliates, maintaining beneficial ownership of at least 8% of the Company’s issued and outstanding Common Stock (including any Limited Warrants, but excluding (1) any other derivative securities or rights to acquire Common Stock and (2) any Common Stock issued pursuant to an equity incentive plan).

Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Third Avenue(a)	1,809,573	19.9%
Allianz(b)	1,748,332	19.2%
Empyrean(c)	1,393,818	15.1%
PennantPark(d)	1,040,525	11.4%
Ares(e)	803,600	8.8%
Kamunting Street(f)	615,106	6.8%
Phoenix(g)	467,884	5.1%
Todd H. Siegel(h)	57,240	*
Gregory S. Miller(i)	18,573	*

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Michele Conforti(j)	18,897	*
Scott Lazear(k)	18,810	*
Robert Lyons(l)	18,411	*
L. Spencer Wells(m)	5,010	*
Rick P. Frier(m)	5,010	*
David L. Resnick(n)	—	*
Skip Victor(m)	5,010	*
Mark R. Vondrasek	—	*
Directors and executive officers as a group (14 persons)(o)	180,159	2.1%

(*)	Less than one percent.
(a)	Represents 1,751,734 shares of Common Stock owned of record by Third Avenue Trust on behalf of Third Avenue Focused Credit Fund (together, the “Third Avenue Entities”) and 57,839 shares of Common Stock underlying the Limited Warrant owned by Third Avenue Trust on behalf of Third Avenue Focused Credit Fund. Third Avenue Management LLC serves as the investment advisor to the Third Avenue Entities. The Management Committee of Third Avenue Management LLC has ultimate authority for investment decisions for each of the Third Avenue Entities and, as such, may be deemed to have voting and dispositive control over the securities held by the Third Avenue Entities. The Management Committee’s members are David Resnick, Vincent Dugan, W. James Hall, Matthew Fine and Jason Wolf. The Third Avenue Entities are prevented, pursuant to the Fourth Amended and Restated Certificate of Incorporation, from voting shares in excess of 9.9% of the issued outstanding Common Stock until such entities have obtained the required consents or made the required filings with state regulators allowing them to vote in excess of what is permitted by applicable statute, rule or regulation (which excess shares shall be voted by the Secretary of Affinion Holdings in a manner proportionate to the votes cast by all other stockholders that are not subject to this voting cutback provision). The Third Avenue Entities have received such required consents. Third Avenue also beneficially owns a Limited Warrant to acquire up to 462,266 shares of Common Stock (57,839 shares of which are currently exercisable and included above) and Class C/D Common Stock representing the right to acquire, upon conversion thereof and payment of the conversion price associated therewith, up to 1,071 shares of Common Stock; provided, however, that the exercise of the Limited Warrant and/or conversion of the Class C/D Common Stock is subject to the prior approval of the FCA (which approval has not yet been received) as a result of which Third Avenue hereby disclaims beneficial ownership of the shares of Common Stock issuable upon the exercise or conversion of the Limited Warrant (except as described above) and Class C/D Common Stock beneficially owned thereby. The address of the Third Avenue Entities is Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, New York 10017.
(b)	Represents 1,748,332 shares of Common Stock owned of record by AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI High Yield Bond Fund, AllianzGI Income and Growth High Yield, AllianzGI US High Yield Fund, Allianz Income and Growth Fund – High Yield, Allianz Target Return Bond US – HY Sub, Allianz US High Yield Selection 1 and Allianz High Yield Selection II (together, the “AllianzGI Entities”). The AllianzGI Entities are prevented, pursuant to the Fourth Amended and Restated Certificate of Incorporation, from voting shares in excess of 9.9% of the issued outstanding Common Stock until such entities have obtained the required consents or made the required filings with state regulators allowing them to vote in excess of what is permitted by applicable statute, rule or regulation (which excess shares shall be voted by the Secretary of Affinion Holdings in a manner proportionate to the votes cast by all other stockholders that are not subject to this voting cutback provision). The AllianzGI Entities have received such required consents. Allianz Global Investors U.S. LLC (“AllianzGI US”) provides investment advisory services to the AllianzGI Entities and AllianzGI US is a wholly owned indirect subsidiary of Allianz SE, a publicly traded company. The address of each of the AllianzGI Entities, AllianzGI US and Allianz SE is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, NY 10019.

(c)	Represents 1,266,385 shares of Common Stock owned of record by Empyrean Capital Overseas Master Fund, Ltd. and P EMP Ltd. (together, the “Empyrean Clients”). Also represents 127,433 shares of Common Stock issuable upon the conversion of the Class C/D Common Stock owned of record by the Empyrean Clients. The Empyrean Clients are prevented, pursuant to the Fourth Amended and Restated Certificate of Incorporation, from voting shares in excess of 9.9% of the issued outstanding Common Stock until such entities have obtained the required consents or made the required filings with state regulators allowing them to vote in excess of what is permitted by applicable statute, rule or regulation (which excess shares shall be voted by the Secretary of Affinion Holdings in a manner proportionate to the votes cast by all other stockholders that are not subject to this voting cutback provision). The Empyrean Clients have received such required consents. Empyrean Capital Partners, LP (the “Investment Manager”) serves as the investment advisor to the Empyrean Clients. Empyrean Capital, LLC serves as the general partner to the Investment Manager. Amos Meron and Michael Price are managing members of Empyrean Capital, LLC, and as such may be deemed to have voting and dispositive control of the shares of Common Stock held directly by the Empyrean Clients. The address of each of the Empyrean Clients, the Investment Manager, Empyrean Capital, LLC, Amos Meron and Michael Price is c/o Empyrean Capital Partners, LP, 10250 Constellation Boulevard, Suite 2950, Los Angeles, CA 90067.
(d)	Represents 996,942 shares of Common Stock owned of record by PennantPark Investment Corporation, PennantPark Floating Rate Capital Ltd. and PennantPark Credit Opportunities Fund II LP (together, the “PennantPark Entities”). Also represents 43,583 shares of Common Stock issuable upon the conversion of the Class C/D Common Stock owned of record by the PennantPark Entities. The PennantPark Entities are prevented, pursuant to the Fourth Amended and Restated Certificate of Incorporation, from voting shares in excess of 9.9% of the issued outstanding Common Stock until such entities have obtained the required consents or made the required filings with state regulators allowing them to vote in excess of what is permitted by applicable statute, rule or regulation (which excess shares shall be voted by the Secretary of Affinion Holdings in a manner proportionate to the votes cast by all other stockholders that are not subject to this voting cutback provision). The PennantPark Entities have received such required consents. PennantPark Investment Advisers, LLC is a registered investment advisor that directly or indirectly manages the investment activities of each of the PennantPark Investment Corporation, PennantPark Floating Rate Capital Ltd. and PennantPark Credit Opportunities Fund LP. Arthur H. Penn, Jose A. Briones, Salvatore Giannetti III and P. Whitridge Williams, Jr. are the senior investment professionals of PennantPark Investment Advisers, LLC. Each of PennantPark Investment Advisers, LLC and Messrs. Penn, Briones, Giannetti III and Williams, Jr. may be deemed to share voting and dispositive power with respect to the shares of Common Stock owned of record by the PennantPark Entities. The address of each of the PennantPark Entities and individuals listed in this footnote is c/o 590 Madison Avenue, 15th Floor, New York, New York 10022.
(e)

Represents 779,609 shares of Common Stock owned of record by Anthem Inc. (“Anthem”), Ares Dynamic Credit Allocations Fund Inc. (“ARDC”), Ares Special Situations Fund III, LP (“ASSF III”), Ares Strategic Investment Partners Ltd. (“ASIP I”), ASIP (Holdco) IV S.a r.l. (“ASIP IV”), Future Fund Board of Guardians (“AFF”), RSUI Indemnity Company (“RSUI”) and Transatlantic Reinsurance Company (“TRC,” and together with Anthem, ARDC, ASSF III, ASIP I, ASIP IV, AFF and RSUI, collectively, the “Ares Clients”). Also represents 23,991 shares of Common Stock issuable upon the conversion of the Class C/D Common Stock owned of record by certain of the Ares Clients. Ares WLP Management L.P. serves as the investment advisor of Anthem. Ares WLP Management GP LLC serves as the general partner of Ares WLP Management L.P. and is wholly owned by Ares Management LLC (“Ares Management”). Ares Capital Management II LLC serves as the investment advisor of ARDC and is wholly owned by Ares Management. ASSF Operating Manager III, LLC serves as the investment advisor of ASSF III and is wholly owned by Ares Management. ASSF Management III, L.P. serves as the general partner of ASSF III and its general partner is ASSF Management III GP LLC. ASSF Management III GP LLC is wholly owned by Ares Investments Holdings LLC (“Ares Investments”). ASIP I is wholly owned by Ares Strategic Investment Partners, L.P. (“ASIP Master”). Ares Strategic Investment Management LLC serves as the investment advisor of ASIP Master and is wholly owned by Ares. Ares Strategic Investment GP, LLC serves as the general partner of ASIP Master and is owned by Ares Offshore Holdings L.P. (“Ares Offshore”). Ares

Strategic Investment Partners IV is the sole shareholder of ASIP IV. Ares Strategic Investment Partners IV’s issued shares are listed on the Luxembourg Stock Exchange, but wholly owned by a Swedish pension fund. ASIP Operating Manager IV LLC serves as the investment advisor of each of ASIP IV and Ares Strategic Investment Partners IV and is wholly owned by Ares Management. Ares Enhances Loan Investment Strategy Advisor IV, L.P. serves as the investment advisor of AFF. Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC serves as the general partner of Ares Enhanced Loan Investment Strategy Advisor IV, L.P. and is wholly owned by Ares Management. Ares ASIP VII Management L.P. serves as the investment advisor of both RSIU and TRC. Ares ASIP VII GP, LLC serves as the general partner of Ares ASIP VII Management L.P. and is wholly owned by Ares Management. ARDC is publicly traded on the New York Stock Exchange under ticker symbol “ARDC.” The general partner or voting interests in each of Ares Management, Ares Investments and Ares Offshore are indirectly owned by Ares Management, L.P. Ares Management, L.P. is publicly traded on the New York Stock Exchange under ticker symbol “ARES.” Ares Management, L.P. may be deemed to have voting and dispositive control of the Common Stock held directly by the Ares Clients. The address of each of the Ares Clients, Ares Management, L.P. and its subsidiaries is c/o Ares Management LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.
(f)	Represents 615,106 shares of Common Stock owned of record by Kamunting Street Master Fund Ltd. (the “Kamunting Street Entity”). The address of the Kamunting Street Entity is 119 Washington Avenue, Suite 600, Miami Beach, FL 33139.
(g)	Represents 467,884 shares of Common Stock owned of record by SSCSIL Mercer INV FD 1-PHX, JLP Credit Opportunity IDF Series Interests of the SALI Multi-Series Fund, L.P. and JLP Credit Opportunity Master Fund Ltd. (together, the “Phoenix Entities”). Phoenix Investment Adviser LLC (“Phoenix”) acts as the discretionary investment manager to JLP Credit Opportunity Master Fund Ltd. Phoenix acts as the discretionary investment subadvisor to SSCSIL Mercer INV FD 1-PHX and JLP Credit Opportunity IDF Series Interests of the SALI Multi-Series Fund, L.P. Jeffrey Peskind is the Managing Member of Phoenix. The address of each of the Phoenix Entities, Phoenix and Mr. Peskind is 420 Lexington Avenue, Suite 2040, New York, NY 10170.
(h)	Includes 2,152 shares of Class C Common Stock and 2,265 shares of Class D Common Stock. Includes 47,750 shares of Common Stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. Includes 986 shares of Class C Common Stock and 1,038 shares of Class D Common Stock issuable upon the exercise of Tranche A, B and C options. Includes 1,573 shares of Class C Common Stock and 1,656 shares of Class D Common Stock which are scheduled to vest within 60 days.
(i)	Includes 492 shares of Class C Common Stock and 518 shares of Class D Common Stock. Includes 16,713 shares of Common Stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. Includes 414 shares of Class C Common Stock and 456 shares of Class D Common Stock which are scheduled to vest within 60 days.
(j)	Includes 492 shares of Class C Common Stock and 518 shares of Class D Common Stock. Includes 16,713 shares of Common Stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. Includes 158 shares of Class C Common Stock and 166 shares of Class D Common Stock issuable upon the exercise of Tranche A, B and C options. Includes 414 shares of Class C Common Stock and 436 shares of Class D Common Stock which are scheduled to vest within 60 days.
(k)	Includes 501 shares of Class C Common Stock and 528 shares of Class D Common Stock. Includes 16,713 shares of Common Stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. Includes 106 shares of Class C Common Stock and 112 shares of Class D Common Stock issuable upon the exercise of Tranche A, B and C options. Includes 414 shares of Class C Common Stock and 436 shares of Class D Common Stock which are scheduled to vest within 60 days.
(l)	Includes 413 shares of Class C Common Stock and 435 shares of Class D Common Stock. Includes 16,713 shares of Common Stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. Includes 414 shares of Class C Common Stock and 436 shares of Class D Common Stock which are scheduled to vest within 60 days.
(m)	Consists of 5,010 shares of Common Stock under vested restricted stock unit awards.
(n)

David Resnick is the President of Third Avenue Management LLC, which acts as investment adviser and has disposition and voting authority for Third Avenue Trust on behalf of Third Avenue Focused Credit Fund

(holders of 1,751,734 shares of Common Stock and 57,839 shares of Common Stock underlying the Limited Warrant). Mr. Resnick disclaims beneficial ownership of these shares.
(o)	Includes 5,314 shares of Class C Common Stock and 5,595 shares of Class D Common Stock. Includes 157,575 shares of Common Stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. Includes 1,302 shares of Class C Common Stock and 1,371 shares of Class D Common Stock issuable upon the exercise of Tranche A, B and C options. Includes 4,471 shares of Class C Common Stock and 4,708 shares of Class D Common Stock which are scheduled to vest within 60 days. Includes 15,030 shares of Common Stock under vested restricted stock unit awards.

WHERE YOU CAN FIND MORE INFORMATION

The Company is required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these documents filed by the Company at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. In addition, our filings with the SEC are also available to the public on the SEC’s website at http://www.sec.gov. You may also request a copy of the Company’s filings with the SEC, at no cost, by contacting us at the following address: Affinion Group Holdings, Inc., 6 High Ridge Park, Stamford, Connecticut 06905 or by telephoning us at (203) 956-1000. Our filings with the SEC are also available on our website at http://www.affiniongroup.com. The contents of our website are not incorporated by reference herein or otherwise a part of this Information Statement.

We have not authorized any person to provide you with information other than the information contained in this Information Statement or to which we have referred you. We take no responsibility for, and can provide no assurances as to the reliability of, any other information that others may give you. The information contained in this Information Statement is correct as of the date hereof and the delivery of this Information Statement shall not create the implication that the information contained herein is correct at any time other than as of the date hereof.

In accordance with Rule 14a-3(e)(1) promulgated pursuant to the Exchange Act, one Information Statement may be delivered to two or more Stockholders who share an address, unless we have received contrary instructions from one or more of the Stockholders. We will deliver promptly upon written or oral request a separate copy of this Information Statement to a Stockholder at a shared address to which a single copy of this Information Statement was delivered. Requests for additional copies of this Information Statement, requests that in the future separate communications be sent to Stockholders who share an address, and requests that in the future a single communication be sent to Stockholders who share an address should be made by contacting us at the following address: Affinion Group Holdings, Inc., 6 High Ridge Park, Stamford, Connecticut 06905 or by telephoning us at (203) 956-1000.

This Information Statement is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offers, Consent Solicitations and related transactions are being made and the New Notes and the New Warrants are being offered only to “qualified institutional buyers,” institutional “accredited investors” and holders that are not “U.S. persons,” as such terms are defined under the Securities Act. The New Notes and the New Warrants have not been registered under the Securities Act or under any state securities laws, and the New Notes and the New Warrants may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and accordingly, are subject to significant restrictions on transfer and resale as more fully described in the confidential offering memorandum and consent solicitation statement, dated April 3, 2017 (the “Offering Memorandum”), and the related letter of transmittal and consent (the “Letter of Transmittal”). The Exchange Offers, Consent Solicitations and related transactions and the issuance of the New Notes and the New Warrants are being made only pursuant to the terms and subject to the conditions set forth in the Offering Memorandum and the Letter of Transmittal.

ANNEX A

Form of Amendment No. 2 to the Shareholders Agreement

[See Attached]

AMENDMENT NO. 2 TO THE SHAREHOLDERS AGREEMENT

This Amendment (this “Amendment”) dated as of March 31, 2017 and, effective as of, and conditioned on, the consummation of the Exchange Offers (as defined below), is made by Affinion Group Holdings, Inc., a Delaware corporation (the “Company”). Capitalized terms used and not defined herein shall have the meaning ascribed thereto in the Shareholders Agreement (as defined below).

RECITALS

A. The Company entered into a Shareholders Agreement, dated as of November 9, 2015, as amended on October 4, 2016, with the investors party thereto (as amended, the “Shareholders Agreement”), to which various investors executed joinders in connection with the exchange offers and rights offering of the Company and its subsidiaries which were consummated on November 9, 2015.

B. In connection with exchange offers being proposed by the Company and certain of its subsidiaries, launching on or about the date hereof, pursuant to which the Company and such subsidiaries are seeking to exchange for new notes or cash up to all of the Company’s and such subsidiaries’ currently outstanding notes (the “Exchange Offers”), the Company desires to amend the Shareholders Agreement as set forth herein.

C. Pursuant to Sections 2.1(b)(i) and 6.11(c) of the Shareholders Agreement, prior to a Public Listing the Company is obligated to take all necessary action to cause the Board to be comprised of six (6) directors.

D. The Company desires to amend Section 2.1(b)(i) of the Shareholders Agreement to (i) change the size of the Board to seven (7) directors and (ii) grant authority to the Board, acting in its sole discretion, to increase the size of the Board to up to nine (9) directors.

E. The holders of Outstanding Company Common Stock whose approval constitutes a Stockholder Majority Vote have consented to this Amendment by written consent, effective as of March 31, 2017.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the Shareholders Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendment to the Shareholders Agreement

Section 2.1(b)(i) – Board of Directors – Election of Directors. Section 2.1(b)(i) of the Shareholders Agreement is hereby amended and restated in its entirety as follows:

The board of directors of the Company (the “Board”) shall be comprised of seven (7) Directors, divided as evenly as possible into three (3) classes of Directors, and the Board, acting in its sole discretion, may increase such number of Directors to up to nine (9) Directors.

2. Miscellaneous.

a.	The provisions of Sections 6.3 to 6.7 and 6.11 to 6.19 of the Shareholders Agreement are hereby incorporated by reference, mutatis mutandis, as if such provisions were set forth fully herein.

b.

This Amendment, the Shareholders Agreement and the other agreements expressly referenced in the Shareholders Agreement constitute the complete and exclusive statement of agreement among the Company and the Stockholders with respect to the subject matter hereof and supersede all prior written and oral statements by and among the Company and the Stockholders or any of them, and except as otherwise specifically contemplated by this Amendment or the Shareholders

Agreement, no representation, statement, or condition or warranty not contained in this Amendment or the Shareholders Agreement will be binding on the Stockholders or the Company or have any force or effect whatsoever.

c.	Except as specifically amended hereby, the Shareholders Agreement shall remain in full force and effect.

*        *        *         *        *

IN WITNESS WHEREOF, this Amendment is executed by the undersigned to be effective as of the date first written above.

THE COMPANY:
AFFINION GROUP HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Amendment No. 2 to the Shareholders Agreement]

INVESTORS:

[NAME OF INVESTOR]

By:
Name:
Title:

[Signature Page to Amendment No. 2 to the Shareholders Agreement]

ANNEX B

Form of Amended and Restated Registration Rights Agreement

[See Attached]

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of March 31, 2017, and effective as of, and conditioned on, the consummation of the Exchange Offers, is entered into by and among Affinion Group Holdings, Inc., a Delaware corporation (the “Company”) and the holders party to the Old Registration Rights Agreement (as defined below) and the holders listed on Schedule I hereto (each a “Holder” and, collectively, the “Holders”).

RECITALS

WHEREAS, the Company and the Holders party thereto entered into that certain Registration Rights Agreement, dated as of November 9, 2015 (the “Old Registration Rights Agreement”).

WHEREAS, the Company and the undersigned Holders desire to amend and restate the terms of the Old Registration Rights Agreement in connection with the issuance of new warrants (“New Warrants”) to purchase shares of Common Stock, par value $0.01 per share, of the Company (“Common Stock”) in the Exchange Offers and Investor Purchase Agreement upon the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement dated on or about April 3, 2017, as amended or supplemented on the date hereof (the “Offering Memorandum”) and the Investor Purchase Agreement (as defined below).

WHEREAS, as a condition to the New Warrant Holders (as defined herein) subscribing for New Warrants, the Company has agreed, with the requisite consent of the existing Holders, to grant to the New Warrant Holders and their respective permitted assignees and transferees certain specific rights and privileges as set forth in Article II hereof in addition to the changes to the Old Registration Rights Agreement that will affect the rights of all Holders.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I DEFINITIONS

SECTION 1.1. Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” of any particular Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person.

“Agreement” means this Amended and Restated Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized by law to close.

“By-Laws” means the Fourth Amended and Restated By-Laws of the Company, dated as of November 9, 2015, as the same may be amended, modified or restated from time to time.

“Certificate of Incorporation” means the Fourth Amended and Restated Certificate of Incorporation of the Company, dated as of November 9, 2015, as the same may be amended, modified or restated from time to time.

“Commission” means the Securities and Exchange Commission.

“Common Stock Equivalents” means securities (including, without limitation, the New Warrants) exercisable, exchangeable or convertible into Common Stock.

“Demand Registration” means a Demand Registration as defined in Section 2.2.

“End of Suspension Notice” means an End of Suspension Notice as defined in Section 2.5.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Offers” has the meaning set forth in the Offering Memorandum.

“FINRA” means Financial Industry Regulatory Authority, Inc.

“Holder” means any Holder who is the record owner of any Registrable Security or any assignee or transferee of such Registrable Security (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) to the extent (a) permitted under the Company’s Certificate of Incorporation, By-Laws and Shareholders Agreement and (b) such assignee or transferee agrees in writing to be bound by all the provisions hereof, unless such Registrable Security is acquired in a public distribution pursuant to a registration statement under the Securities Act or pursuant to transactions exempt from registration under the Securities Act and in either case where securities sold in such transaction may be resold without subsequent registration under the Securities Act.

“Indemnified Party” means an Indemnified Party as defined in Section 2.10.

“Indemnifying Party” means an Indemnifying Party as defined in Section 2.10.

“Inspector” means an Inspector as defined in Section 2.6.

“Investor Purchase Agreement” means that certain investment purchase agreement, dated March 31, 2017, by and among the Company and certain investors party thereto.

“IPO” means a bona fide, marketed underwritten initial public offering after which closing such capital is quoted on the NASDAQ National Market or listed or quoted on the New York Stock Exchange or other national securities exchange acceptable to the board of directors of the Company.

“New Warrant Holders” means Elliott Management Corp., Franklin Mutual Advisers, LLC and their respective Affiliates.

“Notice and Questionnaire” means a written notice, substantially in the form attached as Exhibit A, delivered by a Holder to the Company (i) notifying the Company of such Holder’s desire to include Registrable Securities held by it in a Shelf Registration Statement, (ii) containing all information about such Holder required to be included in such Shelf Registration Statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto, and (iii) pursuant to which such Holder agrees to be bound by the terms and conditions hereof.

“Old Registration Rights Agreement” means that certain Old Registration Rights Agreement as defined in the recitals.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Piggy-Back Registration” means a Piggy-Back Registration as defined in Section 2.3.

“Registrable Securities” means any Common Stock (including any issuable or issued upon exercise, exchange or conversion of any Common Stock Equivalents) at any time owned, either of record or beneficially, by any Holder and any additional securities that may be issued or distributed or be issuable in respect of any Common Stock by way of conversion, dividend, stock-split, distribution or exchange, merger, consolidation, exchange, recapitalization or reclassification or similar transactions until (i) a registration statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement, (ii) such shares have been publicly sold under Rule 144 or (iii) such shares have been otherwise transferred in a transaction that constitutes a sale thereof under the Securities Act, the Company has delivered to the Holder’s transferee a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares may be resold or otherwise transferred by such transferee without subsequent registration under the Securities Act.

“Registration Expenses” means Registration Expenses as defined in Section 2.7.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“Requested Shares” means Requested Shares as defined in Section 2.1(c).

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act pursuant to the terms hereof.

“Shareholders Agreement” means the Shareholders Agreement by and among the Company and the stockholders party thereto, dated as of November 9, 2015, as amended on October 4, 2016, as will be further amended pursuant to that certain Amendment No. 2, dated as of March 31, 2017, and as the same may be further amended, modified or restated from time to time.

“Shelf Registration Statement” means a Shelf Registration Statement as defined in Section 2.1.

“Suspension Event” means a Suspension Event as defined in Section 2.5.

“Suspension Notice” means a Suspension Notice as defined in Section 2.5.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

“Underwritten Shelf Take-Down” means an Underwritten Shelf Take-Down as defined in Section 2.4(e).

ARTICLE II REGISTRATION RIGHTS

SECTION 2.1. Shelf Registration.

(a) Preparation and Filing of Shelf Registration Statement. Upon the Company becoming eligible to file a registration statement on Form S-3, the Company shall use its commercially reasonable efforts to promptly (x) and in any event within 90 days thereof, assuming the Company shall have received all relevant shareholder information to be included in the filing at least 10 Business Days prior to the filing date, prepare and file a “shelf” registration statement with respect to the resale of Registrable Securities, on an appropriate form for the offering and subsequent resale thereof, to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) and (y) cause the Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable thereafter and maintain it until the earlier of (i) the six (6) year anniversary following such declaration of effectiveness and (ii) the date on which each Holder is permitted to sell its Registrable Securities without Registration pursuant to Rule 144 under the under the Securities Act without volume limitation or other restrictions on transfer thereunder. At any time on or after the date that the Company becomes eligible to file a registration statement on Form S-3, promptly following a request as may be made from time to time by a Holder or Holders with respect to their Registrable Securities, the Company shall use a then-effective Shelf Registration Statement (or, if none is effective, shall use its commercially reasonable efforts to promptly, and in any event within 90 days thereof, assuming the Company shall have received all relevant shareholder information to be included in the filing at least 10 Business Days prior to the filing date, file a Shelf Registration Statement and use its commercially reasonable efforts to cause it to be declared effective) with respect to the resale of the number of Registrable Securities specified by, and in accordance with the methods of distribution elected by the Holder(s); provided, that if a Holder makes a request pursuant to this Section 2.1(a) to file a Shelf Registration Statement and the other Holder(s) (if any) did not join in such request, the Company shall promptly (and, in any event, within five (5) Business Days) notify the other Holder(s) upon receipt of such request or any request by a Holder to increase the number of Registrable Securities registered on such Shelf Registration Statement pursuant to this Section 2.1(a). The number of requests by a Holder or Holders with respect to their Registrable Securities which may be made pursuant to this Section 2.1(a) shall be limited to one (1) per six (6)-month period. No later than ten (10) Business Days after the receipt of any notice given pursuant to the immediately prior sentence, each Holder shall have the right to include in such registration up to each of their respective pro rata portion of their respective Registrable Securities by notifying the Company in writing of the number of its Registrable Securities (if any) that such Holder is requesting to be registered on such Shelf Registration Statement. The Company shall include in the Shelf Registration Statement the number of Registrable Securities for which the Company receives written notice in accordance with this Section 2.1(a). At any time prior to or after the filing of an applicable Shelf Registration Statement, each Holder may request that the number of its Registrable Securities (if any) previously requested to be registered on such Shelf Registration Statement be increased to a larger number of its Registrable Securities and the Company shall thereafter use its commercially reasonable efforts to effect such increase for such Shelf Registration Statement as promptly as practicable thereafter. The Company shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective until the earlier of (i) the six (6) year anniversary following the declaration of effectiveness of such Shelf Registration Statement or (ii) the date as of which each of the Holders is permitted to sell its Registrable Securities without Registration pursuant to Rule 144 under the Securities Act without volume limitation or other restrictions on transfer thereunder.

(b) At the time a Shelf Registration Statement requested by a Holder pursuant to Section 2.1(a) is declared effective, each Holder that has delivered a duly completed and executed Notice and Questionnaire to the Company on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a Selling Holder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law. If required by applicable law, subject to the terms and conditions hereof, after effectiveness of the Shelf Registration Statement, the Company shall file a supplement to such prospectus or amendment to the Shelf

Registration Statement not less frequently than once a quarter as necessary to name as Selling Holders therein any Holders that provide to the Company a duly completed and executed Notice and Questionnaire and shall use commercially reasonable efforts to cause any post-effective amendment to such Shelf Registration Statement filed for such purpose to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof.

(c) Underwritten Shelf Registration. If (1) the Holders of thirty percent (30%) or more of the Registrable Securities to be registered pursuant to the Shelf Registration Statement so elect or (2) the New Warrant Holders of twelve percent (12%) or more of the Registrable Securities to be registered pursuant to the Shelf Registration Statement so elect (the applicable Registrable Securities held thereby, the “Requested Shares”), in each case, by written notice to the Company, the offering of such Registrable Securities pursuant to such Shelf Registration Statement shall be in the form of a firmly underwritten offering; and provided, further, that the Company shall not be obligated to effect, or take any action to effect, an underwritten offering (i) within ninety (90) days following the last date on which an underwritten offering was effected pursuant to this Section 2.1(c), Section 2.2(a) or Section 2.2(e) or during any lock-up period required by the Underwriters in any prior underwritten offering conducted by the Company on its own behalf or on behalf of selling stockholders, (ii) during the period commencing with the date thirty (30) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a registration statement with respect to a completed offering by the Company or (iii) following an IPO if there is at such time on file an effective Shelf Registration Statement for the Common Stock with respect to such Requested Shares. The Holders of a majority of the Requested Shares shall select the Underwriter or Underwriters to serve as book-running manager or managers in connection with any such offering; provided that such managing Underwriter or Underwriters must be reasonably satisfactory to the Company. The Company may select any additional investment banks and managers to be used in connection with the offering; provided that such additional investment bankers and managers must be reasonably satisfactory to the Holders of a majority of the Requested Shares, as applicable. Each Holder shall have the right to include in such offering up to each of their respective pro rata portion of their respective Registrable Securities in the manner described in Section 2.1(a).

(d) Filing of Additional Registration Statements. The Company shall prepare and file such additional registration statements as necessary every three (3) years (or such other period that may be applicable under the rules and regulations promulgated pursuant to the Securities Act) and use its commercially reasonable efforts to cause such registration statements to be declared effective by the Commission so that the registration statement remains continuously effective with respect to resales of Registrable Securities as of and for the periods required under Section 2.1(a), as applicable, such subsequent registration statements to constitute a Shelf Registration Statement, as the case may be, hereunder.

(e) Selling Holders Become Party to Agreement. Each Holder acknowledges that by participating in its registration rights pursuant to this Agreement, such Holder will be deemed a party to this Agreement and will be bound by its terms, notwithstanding such Holder’s failure to deliver a Notice and Questionnaire; provided, that any Holder that has not delivered a duly completed and executed Notice and Questionnaire shall not be entitled to be named as a Selling Holder in, or have the Registrable Securities held by it covered by, a Shelf Registration Statement.

SECTION 2.2. Demand Registration.

(a) Request for Registration. At any time on or after the date hereof, (1) the Holders of thirty five percent (35%) or more of the Registrable Securities, at such time, or (2) the New Warrant Holders of twelve percent (12%) or more of the Registrable Securities, at such time, in each case, may make a written request to the Company for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”); provided, that if (i) a Shelf Registration Statement is on file and effective with respect to the Common Stock owned by the Holders that have requested their Registrable Securities to be included in a Demand Registration or (ii) in the case of a Demand Registration for an underwritten offering such a Demand

Registration would not reasonably be expected to result in aggregate gross cash proceeds in excess of $100,000,000 (or $25,000,000 in the case of a Demand Registration by the New Warrant Holders) (without regard to any underwriting discount or Underwriter’s commission), then the Company shall have no obligation to effect a Demand Registration for the Common Stock. The Company shall prepare and file a registration statement on an appropriate form with respect to any Demand Registration (the “Demand Registration Statement”) and shall use its commercially reasonable efforts to cause the Demand Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof and the Company shall use its commercially reasonable efforts to keep such Demand Registration Statement effective for a period ending when all shares of Common Stock covered by the Demand Registration Statement are no longer Registrable Securities or the date as of which each of the Holders is permitted to sell its Registrable Securities without Registration pursuant to Rule 144 under the Securities Act without volume limitation or other restrictions on transfer thereunder. The number of Demand Registrations which may be made pursuant to this Section 2.2(a) shall be limited to one (1) per six (6)-month period. Any request for a Demand Registration will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall have the opportunity to register such number of shares of Common Stock as it may elect on the Demand Registration Statement and as part of the same underwritten offering in connection with a Demand Registration (a “Company Piggy-Back Registration”). Unless the Holders of a majority of the Registrable Securities participating in such Demand Registration consent in writing, no party, other than the Company, shall be permitted to offer securities in connection with any such Demand Registration. Each of the Holders that has requested its Registrable Securities be included in a Demand Registration pursuant to this Section 2.2(a) may withdraw all or any portion of its Registrable Securities from a Demand Registration at any time prior to the effectiveness of the applicable Demand Registration Statement. Upon receipt of a notice to such effect from a Holder, with respect to a sufficient number of Registrable Securities to reduce the aggregate holdings under the applicable Demand Registration below twelve percent (12%) of the Registrable Securities, the Company shall cease all efforts to secure effectiveness of the applicable Demand Registration Statement. In addition, if the Company receives a Demand Registration and the Company is then in the process of engaging in a Company Public Sale, the Company shall inform the Holders of the Company’s intention to engage in a Company Public Sale and may require the Holders to withdraw such request for registration for a period of up to 120 days so that the Company may complete the Company Public Sale. In the event that the Company ceases to pursue such Company Public Sale, it shall promptly inform the Holders, and the Holders shall be permitted to submit a new request for registration. For the avoidance of doubt, in the event that such Holders have requested a Demand Registration at a time when the Company (1) was required to file a Shelf Registration Statement pursuant to Section 2.1 and has failed to file such Shelf Registration Statement or (2) filed a Shelf Registration Statement but failed to maintain the effectiveness of a Shelf Registration Statement pursuant to Section 2.1, then the exercise of such Demand Registration shall not be deemed a waiver of any other remedies such Holders may have, at law or in equity, with respect to the Common Stock.

(b) Effective Registration. A registration will not count as a Demand Registration until it has become effective.

(c) Selling Holders Become Party to Agreement. Each Holder acknowledges that by asserting or participating in its registration rights pursuant to this Agreement, such Holder may become a Selling Holder and thereby will be deemed a party to this Agreement and will be bound by each of its terms.

(d) Underwritten Demand Registrations. After first (1st) anniversary of the date hereof and if no Shelf Registration Statement is effective, if (1) the Holders of thirty percent (30%) or more of the Registrable Securities to be registered in a Demand Registration so elect or (2) the New Warrant Holders of twelve percent (12%) or more of the Registrable Securities to be registered in a Demand Registration so elect, in each case, by written notice to the Company, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Holders of a majority of the shares participating in a Demand Registration shall select the Underwriter or Underwriters to serve as book-running manager or managers in connection with any such Demand Registration; provided that such managing Underwriter or Underwriters must be reasonably satisfactory to the Company. The Company may select any additional investment banks and managers to be used in connection with the offering; provided that such additional investment bankers and managers must be reasonably satisfactory to the Holders of a majority of the shares of the Registrable Securities participating in the Demand Registration.

(e) Underwritten Shelf Take-Downs.

(i) At any time following the first (1st) anniversary of the date hereof, if a Shelf Registration Statement is on file and effective with respect to the Common Stock, Holders may require the Company to effect a firmly underwritten resale of Registrable Securities utilizing such Shelf Registration (and, if necessary, amend such Shelf Registration) to effect such resale (an “Underwritten Shelf Take-Down”); provided, however, that the Company shall not be obligated to take any action with respect to a request for an Underwritten Shelf Take-Down (1) within ninety (90) days following the consummation of an underwritten offering (but not including any greenshoe or overallotment option) pursuant to this Section 2.2(e), Section 2.2(a) or Section 2.2(c) or (2) if a proposed Underwritten Shelf Take-Down would not reasonably be expected to result in aggregate gross cash proceeds in excess of $100,000,000 (or $25,000,000 in the case of an Underwritten Shelf Take-Down by the New Warrant Holders) to the selling Holders (without regard to any underwriting discount or Underwriter’s commission), then the Company shall have no obligation to effect a an Underwritten Shelf Take-Down.

(ii) In furtherance of the foregoing, each Holder agrees, in an effort to conduct any such Underwritten Shelf Take-Down in the most efficient and organized manner, to coordinate with any other Holders prior to initiating any sales efforts and cooperate with the other Eligible Holder(s) as to the terms of such Underwritten Shelf Take-Down, including the aggregate amount of securities to be sold and the number of Registrable Securities to be sold by each Holder. In furtherance of the foregoing, the Company shall give prompt notice to any non-initiating Holder (if such Holder’s Registrable Securities are included in the Shelf Registration) of the receipt of a request from the initiating Holder (whose Registrable Securities are included in the Shelf Registration) of a proposed Underwritten Shelf Take-Down under and pursuant to the Shelf Registration and, notwithstanding anything to the contrary contained herein, will provide such non-initiating Holders a period of five (5) business days to participate in such Underwritten Shelf Take-Down, subject to the terms negotiated by and applicable to the initiating Holder and subject to “cutback” limitations set forth in Section 2.4 as if the subject Underwritten Shelf Take-Down was being effected pursuant to a Demand Registration (mutatis mutandis). All such Holders electing to be included in an Underwritten Shelf Take-Down must sell any of their Registrable Securities to the Underwriters selected as provided herein on the same terms and conditions as apply to any other selling equityholders; provided, however, that (A) each Holder shall be permitted to withdraw all or any portion of its Registrable Securities from an Underwritten Shelf Take-Down prior to the pricing thereof and (B) no such Person shall be required to make any representations or warranties, or provide any indemnity, in connection with any such registration other than representations and warranties (or indemnities with respect thereto) as to (i) such Person’s ownership of his, her or its Registrable Securities to be transferred free and clear of all liens, claims, and encumbrances, (ii) such Person’s power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws by such Person as may be reasonably requested; provided, further, however, that the obligation of such Person to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Persons selling Registrable Securities, and the liability of each such Person will be in proportion thereto, and provided, further, that such liability will be limited to the net proceeds received by such Person from the sale of his, her or its Registrable Securities pursuant to such registration.

(iii) The number of Underwritten Shelf Take-Downs which the Company may be required to effect pursuant to this Section 2.2(e) shall be limited to one (1) per six (6)-month period.

SECTION 2.3. Piggy-Back Registration. If the Company proposes to file a registration statement under the Securities Act with respect to any offering of its Common Stock for its own account or for the account of any of its respective securityholders (other than (a) any registration statement filed in connection with a demand registration other than a Demand Registration under this Agreement, (b) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission), (c) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company’s existing securityholders, (d) a registration incidental to an issuance of debt securities under Rule 144A or (e) a registration of securities solely relating to an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement, a dividend reinvestment plan, or a merger or consolidation) (a “Company Public Sale”), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than ten (10) days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (a “Piggy-Back Registration”); provided, that if and so long as a Shelf Registration Statement is on file and effective with respect to the Common Stock, then the Company shall have no obligation to effect a Piggy-Back Registration of Common Stock. Subject to Section 2.4, the Company shall include in such registration statement all such Registrable Securities that are requested to be included therein within fifteen (15) days after the receipt by such Holders of any such notice (or ten (10) Business Days in the case of a notice pursuant to a Shelf Registration Statement); provided, that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company shall give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) and (ii) in the case of a determination to delay registering, in the absence of a request for a Demand Registration, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. The Company shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein. Each Holder shall be permitted to withdraw all or part of its Registrable Securities from a Piggyback Registration at any time prior to the effectiveness of such Registration Statement.

SECTION 2.4. Reduction of Offering. Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in Sections 2.1(c), 2.2(d), 2.2(e) or 2.3 advise the Company and the Holders of the Registrable Securities included in such offering, or if such managing Underwriter or Underwriters are unwilling to so advise, if the Company and the Holders of the Registrable Securities included in such offering conclude after consultation with such managing Underwriter or Underwriters that (i) the size of the offering that the Holders, the Company and such other persons intend to make or (ii) in the case of a Piggy-Back Registration only, the kind of securities that the Holders, the Company and/or any other Persons intend to include in such offering are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then:

(a) if the size of the offering is the basis of such determination, the amount of securities to be offered for the accounts of Holders shall be reduced pro rata (according to the Registrable Securities proposed for registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters (or in the case of a Demand Registration or an offering of Registrable Securities pursuant to a Shelf Registration Statement, in each case, not being underwritten, the majority of the Holders); provided that, in the event of a Demand Registration or pursuant to a Shelf Registration Statement, the securities to be included in such Demand Registration and Shelf Registration Statement shall be allocated, (x) first, 100% pro rata among the Holders of the Registrable Securities that have requested to participate in such Demand Registration or pursuant to a Shelf Registration Statement, as applicable, based on the relative number of Registrable Securities then held by each such Holder, (y) next, and only if all the securities referred to in clause (x) have been included, the number of securities that the Company proposes to include in such Demand Registration or Shelf Registration Statement that, in the opinion of the managing underwriter or underwriters (or in the case of a Demand Registration or an offering of Registrable Securities pursuant to a Shelf Registration Statement, in each case, not being underwritten, the majority of the Holders) can be sold without having such significant adverse effect, and (z) last, only if all of the Registrable Securities referred to in clause (y) have been included in such registration, any other securities eligible for inclusion in such registration; provided, further that, in the event of a Piggy-Back Registration, the securities to be included in such Piggy-Back Registration shall be allocated, (A) first, 100% of the securities proposed to be sold in such Piggyback Registration by the Company if such registration is initiated by the Company for its own behalf, (B) second, and only if all the securities referred to in clause (A) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters (or in the case of a Demand Registration or an offering of Registrable Securities pursuant to a Shelf Registration Statement, in each case, not being underwritten, the majority of the Holders), can be sold without having such adverse effect, with such number to be allocated pro rata among all investors that have requested to participate in such registration based on the relative number of Registrable Securities (or their equivalent in the case of investors not party to this Agreement) then held by each such investor and (iii) third, and only if all of the securities referred to in clause (B) have been included in such registration, any other securities eligible for inclusion in such registration.

(b) if the kind of securities to be offered is the basis of such determination, (i) the Registrable Securities to be included in such offering shall be reduced as described in clause (a) above or, (ii) if the actions described in clause (i) would, in the good faith, best judgment of the managing Underwriter (or, in the case of a Demand Registration or an offering of Registrable Securities pursuant to a Shelf Registration Statement, in each case, not being underwritten, the majority of the Holders), be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

SECTION 2.5. Black-Out Periods.

(a) Notwithstanding the provisions of Sections 2.1(a), 2.1(b), 2.1(c), 2.2(a) and 2.2(d), the Company shall be permitted to postpone the filing of any Shelf Registration Statement filed pursuant to Section 2.1 or any registration statement filed in connection with a Demand Registration pursuant to Section 2.2, and from time to time to require the Holders not to sell Registrable Securities under any such Shelf Registration Statement or other registration statement or to suspend the effectiveness thereof, for such times as the Company reasonably may determine is necessary and advisable, if any of the following events shall occur (each such circumstance a “Suspension Event”): (i) a majority of the members of the board of directors of the Company determines in good faith that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed material financing, material acquisition, corporate reorganization or other material transaction involving the Company or (B)(x) the Company has a bona fide business purpose for preserving the confidentiality of a material transaction that would otherwise be required to be disclosed due to such registration, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such a material transaction or (z) such a material transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable, to cause the Shelf Registration Statement or other registration statement (or such filings) to become effective or to promptly amend or supplement the Shelf Registration Statement or other registration statement on a post-effective basis, as applicable; (ii) a majority of the members of the board of directors of the Company determines in good faith that it is in the Company’s best interest or it is required by law, rule or regulation to supplement the Shelf Registration Statement or other registration statement or file a post-effective amendment to such Shelf Registration Statement or other registration statement in order to ensure that the prospectus included in the Shelf Registration Statement or other registration statement (1) contains the information required by the form on which such Shelf Registration Statement or other registration statement was filed or (2) discloses any facts or events arising after the effective date of the Shelf Registration Statement or other registration statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (iii) if the Company is subject to any of its customary suspension or blackout periods, for all or part of such period. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement or other registration statement to become effective or to amend or supplement the Shelf Registration Statement or other registration statement on a post-effective basis or to take such action as is necessary to permit resumed use of the Shelf Registration Statement or other registration statement or filing thereof as soon as reasonably possible following the conclusion of the applicable Suspension Event and its effect.

The Company will provide written notice (a “Suspension Notice”) to the Holders of the occurrence of any Suspension Event; provided, however, that the Company shall not be permitted to exercise a suspension pursuant to this Section 2.5(a) (i) more than once during any twelve (12)-month period, or (ii) for a period exceeding sixty (60) days in the aggregate during such twelve (12)-month period. Upon receipt of a Suspension Notice, each Holder agrees that it will (i) immediately discontinue offers and sales of the Registrable Securities under the Shelf Registration Statement or other registration statement and (ii) maintain the confidentiality of any information included in the Suspension Notice unless otherwise required by law or subpoena. The Holders may recommence effecting offers and sales of the Registrable Securities pursuant to the Shelf Registration Statement or other registration statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders promptly following the conclusion of any Suspension Event and its effect; provided that the Holders agree that they will only effect such offers and sales pursuant to any supplemental or amended prospectus that has been provided to them by the Company pursuant to Section 2.5(b).

(b) Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Shelf Registration Statement or other registration statement pursuant to Section 2.5(a), the Company agrees that it shall extend the period of time during which such Shelf Registration Statement or other registration statement shall be maintained effective (including the period referred to in Section 2.6(a)) by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and promptly provide copies of the supplemented or amended prospectus necessary to resume offers and sales, with respect to each Suspension Event; provided, that such period of time shall not be extended beyond the date that the Common Stock covered by such Shelf Registration Statement or other registration statement are no longer Registrable Securities.

SECTION 2.6. Registration Procedures; Filings; Information. Subject to Section 2.5, in connection with any Shelf Registration Statement under Section 2.1, any Demand Registration under Section 2.2 or Piggy-Back Registration under Section 2.3, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

(a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective (i) in the case of a Shelf Registration Statement, for the period described in Section 2.1 and (ii) in the case of a Demand Registration, for a period of not less than 270 days from the effective date of such registration statement.

(b) The Company will, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed with copies of all documents proposed to be filed, which documents shall be subject to the review of such Selling Holder and Underwriter, if any, and their respective counsel and, except in the case of a registration statement under Section 2.3, not file any registration statement or amendments or supplements thereto to which the Underwriter, if any, shall reasonably object. The Company shall thereafter furnish to such Selling Holder and Underwriter, if any, such number of conformed copies of such registration statement, each amendment and supplement thereto (and upon request, all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

(c) After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of (i) any stop order issued or threatened by the Commission or any order by the Commission or any other regulatory authority preventing or suspending the use of any preliminary or final prospectus or the initiation or threatening of any proceedings for such purposes, (ii) any written comments by the Commission or any request by the Commission or any other federal or state governmental authority for amendments or supplements to such registration statement or for additional information or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(d) The Company will promptly take all reasonable actions required to prevent, or obtain the withdrawal of, any stop order or other order suspending the use of any preliminary or final registration statement.

(e) The Company will use its commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder or managing Underwriter or Underwriters, if any, reasonably (in light of such Selling Holder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(f) The Company will promptly notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the Company’s receipt of any notification of the suspension of the qualification of any Registrable Securities covered by a Shelf Registration Statement for sale in any jurisdiction, (ii) the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment and (iii) deliver to each Selling Holder and each Underwriter, if any, without charge, as many copies of the applicable prospectus (including each preliminary prospectus), any amendment or supplement thereto and such other documents useful to facilitate the disposition of the Registrable Securities as such Selling Holder or Underwriter may reasonably request.

(g) The Company will promptly (i) incorporate in a prospectus supplement or post-effective amendment such information as the Underwriter, if any, reasonably believes should be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such prospectus supplement or post-effective amendment, (ii) furnish to each Selling Holder and each Underwriter, if any, without charge, as many conformed copies as such Selling Holder or Underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

(h) The Company will enter into customary agreements (including an underwriting agreement, if any, in customary form) and use commercially reasonable efforts to take such other actions as the Underwriters, if any, reasonably request or that are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, (A) obtain for delivery to the Selling Holders and to the Underwriters, if any, an opinion or opinions from counsel for the Company dated the effective date of the applicable registration statement or, in the event of an underwritten offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or Underwriters, as the case may be, and their respective counsel, (B) in the case of an underwritten offering, obtain for delivery to the Company and the managing Underwriter or Underwriters, with copies to the Selling Holders, a cold comfort letter from the Company’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement and (C) cooperate with each Selling Holder and each Underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

(i) The Company will make available for inspection by any Selling Holder of such Registrable Securities, if such Selling Holder has a due diligence defense under the Securities Act, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspector in connection with such registration statement, subject to entry by each such Inspector into a customary confidentiality agreement in a form reasonably acceptable to the Company.

(j) The Company will otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

(k) The Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such Selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration. No Holder may include Registrable Securities in any registration statement pursuant to this Agreement unless and until such Holder has furnished to the Company such information. Each Holder further agrees to furnish as soon as reasonably practicable to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading.

(l) Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.6(f), such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder’s receipt of written notice from the Company that such disposition may be made and, in the case of clause (ii) of Section 2.6(f), copies of the supplemented or amended prospectus contemplated by clause (ii) of Section 2.6(f), and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Each Selling Holder of Registrable Securities agrees that it will promptly notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.6(a)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.6(f) to the date when the Company shall provide written notice that such dispositions may be made and, in the case of clause (ii) of Section 2.6(f), make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 2.6(f).

(m) In the case of an underwritten offering, the Company will cooperate in all marketing efforts, including, without limitation, providing information and materials and causing senior executive officers of the Company to participate in meetings, customary “road show” presentations and/or investor conference calls to market the Registrable Securities that may be reasonably requested by the managing Underwriter or Underwriters in any such underwritten offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.

(n) With respect to any notice of a filing of or copies of a registration statement provided by the Company to a Holder prior to the filing of a registration pursuant to Section 2.1, Section 2.2 or Section 2.3, each of the Holders receiving such notice and information shall maintain the confidentiality until the Company’s public disclosure of and comply with applicable law with respect to any such information, including the Company’s intention to file the registration statement.

SECTION 2.7. Registration Expenses. In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”), regardless of whether such registration statement is declared effective by the Commission: (a) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (d) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing of the Registrable Securities, (f) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 2.6(h)), (g) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (h) reasonable fees and disbursements of one (1) legal counsel plus any regulatory counsel, as appropriate, for all Selling Holders participating in such registration, and (i) any reasonable fees and disbursements of the Underwriters, if any, customarily paid by issuers or sellers of securities. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or any transfer taxes relating to the registration or sale of the Registrable Securities.

SECTION 2.8. Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Selling Holder of Registrable Securities, each member, limited partner or general partner thereof, each member, limited partner or general partner of each such member, limited or general partner, each of their respective Affiliates, officers, directors, stockholders, employees, advisors, and agents and each Person, if any, who controls such Persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) (each, a “Loss”, and collectively, “Losses”) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to such Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus, or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities that arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission with respect to information relating to such Selling Holder included in reliance upon and in conformity with information furnished in writing to the Company by such Selling Holder or on such Selling Holder’s behalf expressly for inclusion therein. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any Indemnified Party and shall survive the transfer of such securities by such Selling Holder. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective Representatives on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 2.8.

SECTION 2.9. Indemnification by Holders of Registrable Securities. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective Representatives to the same extent as the foregoing indemnity from the Company to such Selling Holder pursuant to Section 2.8, but only with respect to written information relating to such Selling Holder included in reliance upon and in conformity with information furnished in writing by such Selling Holder or on such Selling Holder’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities of such Selling Holder, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by Section 2.8. Each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective Representatives on substantially the same basis as that of the indemnification of the Company provided in this Section 2.9. Notwithstanding the foregoing, in no event will the liability of a Selling Holder under this Section 2.9 or Section 2.11 or otherwise hereunder exceed the net proceeds actually received by such Selling Holder.

SECTION 2.10. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Sections 2.8 or 2.9, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party to give such notice will not relieve such Indemnifying Party of its obligations under Sections 2.8 or 2.9, as applicable, except to the extent such Indemnifying Party is materially prejudiced by such failure. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties relating to the same class of Common Stock, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties relating to the same class of Common Stock, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.8, the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.9, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened proceeding in respect of with any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding without any admission of liability by such Indemnified Party.

SECTION 2.11. Contribution. If the indemnification provided for in Sections 2.8 or 2.9 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (a) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (b) between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Selling Holder’s obligations to contribute pursuant to this Section 2.11 are several in such proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders, and not joint. For the avoidance of doubt, this Section 2.11 applies in the case of a “shelf” registration and an underwritten offering.

SECTION 2.12. Participation in Underwritten Offerings. No Person may participate in any underwritten offering hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such customary underwriting arrangements and the registration rights provided for in this Article II.

SECTION 2.13. Rule 144. The Company covenants that it will timely file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the reasonable request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specific thereof.

SECTION 2.14. Holdback Agreements.

(a) Restrictions on Public Sale by Holder of Registrable Securities. To the extent not inconsistent with applicable law, in connection with any underwritten public offering, each Holder who is participating in such offering or who “beneficially owns” (as such term is defined under the Exchange act) one percent (1%) or more of the Common Stock (whether its securities are included in a registration statement or not, for as long as such Holder has the right to require that its securities be included in such registration statement) agrees not to effect any sale or distribution of the Common Stock being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144, during the seven (7) days prior to, and during the earlier of (x) the ninety (90)-day period beginning on the pricing date of such underwritten public offering or (y) the period applicable to the executive officers and directors of the Company required by the managing Underwriter or Underwriters (such period, the “Lockup Period”) (except as part of such underwritten public offering), if and to the extent requested in writing by the managing Underwriter or Underwriters (such agreement to be in the form of lock-up agreement provided by the managing Underwriter or Underwriters); provided that such Lockup Period is applicable on substantially similar terms to the Company and the executive officers and directors of the Company; provided further that nothing herein will prevent any Holder that is a partnership or corporation from making a distribution of Registrable Securities to the partners or stockholders thereof or a transfer to an Affiliate that is otherwise in compliance with applicable securities laws, so long as such distributees or transferees agree to be bound by the restrictions set forth in this Section 2.14(a); provided further that each Holder acknowledges and agrees that if the managing Underwriter or Underwriters so require in the written request set forth in this Section 2.14(a), the restriction of this Section 2.14(a) shall apply to each Holder (whether its securities are included in a registration statement or not, for as long as such Holder has the right to require that its securities be included in such registration statement) regardless of such Holder’s ownership percentage. Each Holder shall receive the benefit of any shorter Lockup Period or permitted exceptions (on a pro rata basis) agreed to by the managing Underwriter or Underwriters irrespective of whether such Holder participated in the underwritten public offering. This Section 2.14(a) will no longer apply to a Holder once such Holder ceases to hold Registrable Securities.

(b) Restrictions on Public Sale by the Company and Others. The Company agrees that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any securities of the same class or convertible into securities of the same class as those being sold in connection with an underwritten public offering in accordance with Sections 2.1, 2.2 or 2.3, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to, and during the 90-day period beginning on, the pricing date of such underwritten public offering (except as part of such underwritten public offering where the Holders of a majority of the Registrable Securities to be included in such underwritten public offering consent or as part of registration statements filed as set forth in Sections 2.3(a) or (c)), if and to the extent requested in writing by the managing Underwriter or Underwriters (such agreement to be in the form of lock-up agreement provided by the managing Underwriter or Underwriters), in each case including a sale pursuant to Rule 144 (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph (b) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

SECTION 2.15. Future Agreements. The Company agrees not grant to any Person the right (other than as set forth herein and except with respect to registrations on Forms S-8 and S-4) to request the Company to register any securities of the Company, except such that do not adversely affect the rights or priorities of the Holders of Registrable Securities set forth herein.

ARTICLE III

MISCELLANEOUS

SECTION 3.1. NASDAQ Listing. To the extent and for so long as any shares of Common Stock are listed on the NASDAQ or such other exchange, the Company shall use its commercially reasonable efforts to cause any Registrable Securities covered by the applicable registration statement to be listed on the NASDAQ or such other exchange on which any of the Common Stock may then be listed or quoted.

SECTION 3.2. Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. Notwithstanding the foregoing, specific performance shall not be available with respect to the rights and obligations of the parties pursuant to Sections 2.14(a) and (b).

SECTION 3.3. Term. In the event that a given Holder ceases to “beneficially own” (as such term is defined under the Exchange act) one percent (1%) or more of the Common Stock, all of such Holder’s rights and obligations under this Agreement shall expire and such Holder will cease to be a “Holder” for all purposes hereunder without any further action of the Company or any other party hereto.

SECTION 3.4. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company and the Holders of a majority of the Registrable Securities. No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

SECTION 3.5. Notices. All notices, requests, consents, and other communications hereunder to any party hereto shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by facsimile, electronic mail, nationally recognized overnight courier, or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below:

(a) if to a Holder, initially to the address, email and facsimile set forth on Schedule I opposite such Holder’s name or to such other address and to such other Persons as such Holder may hereafter specify in writing; and

(b) if to the Company, to:

Affinion Group Holdings, Inc.

6 High Ridge Park

Stamford, CT 06905

Attention: Brian Fisher, Esq.

Facsimile: 203-956-1206

Electronic mail: bfisher@affiniongroup.com

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036

Attention: Rosa Testani, Esq.

Adam Weinstein, Esq.

Facsimile: 212-872-1002

Electronic mail: rtestani@akingump.com

aweinstein@akingump.com

SECTION 3.6. Successors and Assigns. Except pursuant to a sale of Common Stock and except as expressly provided in this Agreement, the rights and obligations of the Holders under this Agreement shall not be assignable by any Holder to any Person that is not a Holder (including any Person that becomes a Holder by means of purchase of Common Stock from a Holder as of the date hereof). This Agreement shall be binding upon the parties hereto and their respective successors, assigns and transferees.

SECTION 3.7. Counterparts. This Agreement may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 3.8. Choice of Laws; Submission to Jurisdiction; Waiver of Jury Trial. The validity of this Agreement, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed and enforced in accordance with the internal laws of the State of New York without regard to any conflicts of laws principles (but including and giving effect to Sections 5-1401 and 5-1402 of the New York General Obligations Law) that would result in the application of the law of another jurisdiction. Each party to this Agreement agrees that, in connection with any legal suit or proceeding arising with respect to this Agreement, it shall submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of

New York or the applicable New York state court located in New York County and agrees to venue in such courts. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 3.9. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

SECTION 3.10. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

SECTION 3.11. Headings. The section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed to be part of this Agreement or otherwise affect the interpretation of this Agreement.

SECTION 3.12. No Third Party Beneficiaries. Nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns and all Indemnified Parties, any rights, remedies or other benefits under or by reason of this Agreement.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY
Affinion Group Holdings, Inc.

By:
	Name:	Gregory S. Miller
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Registration Rights Agreement]

HOLDER

[●]

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Schedule I

Holders

Holder	Street Address	Fax	Email	Copy of Notice Sent to
Elliott Management Corp.	40 West 57th Street, 30th Floor New York, NY 10019
Franklin Mutual Advisers, LLC, as investment adviser on behalf of certain funds and accounts	101 John F. Kennedy Parkway Short Hills, NJ 07078
Metro SPV LLC	[ ]

EXHIBIT A

AFFINION GROUP HOLDINGS, INC.

FORM OF NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of shares of common stock, par value $0.01 per share (the “Common Stock”), of Affinion Group Holdings, Inc. (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) one or more registration statements (collectively, the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated November 9, 2015 (the “Registration Rights Agreement”), among the Company and the holders party thereto. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling security holder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). To be included in the Shelf Registration Statement, this Notice and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein on or prior to the tenth business day before the effectiveness of the Shelf Registration Statement. We will give notice of the filing and effectiveness of the initial Shelf Registration Statement by mailing a notice to the holders at their addresses set forth in the register of the registrar.

Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling security holders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the initial Shelf Registration Statement so that such beneficial owners may be named as selling security holders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the initial Shelf Registration Statement, in accordance with the Registration Rights Agreement, the Company will file such amendments to the initial Shelf Registration Statement or additional shelf registration statements or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.

Certain legal consequences arise from being named as selling security holders in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Security Holder”) of Registrable Securities hereby elects to include in the prospectus forming a part of the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3). The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company and its directors, officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants to the Company that such information is accurate and complete:

QUESTIONNAIRE

1.	(a) Full Legal Name of Selling Security Holder:

(b) Full Legal Name of registered holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

(c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

(d) List below the individual or individuals who exercise voting and/or dispositive powers with respect to the Registrable Securities listed in Item (3) below:

2.	Address for Notices to Selling Security Holder:

Telephone:
Fax:
E-mail	address:
Contact Person:

3.	Beneficial Ownership of Registrable Securities:

Type of Registrable Securities beneficially owned, and number of shares of Class B Common Stock beneficially owned:

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Security Holder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Item (3).

Type and amount of other securities beneficially owned by the Selling Security Holder:

5.	Relationship with the Company

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.	Plan of Distribution

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows and will not be offering any of such Registrable Securities pursuant to an agreement, arrangement or understanding entered into with a broker or dealer prior to the effective date of the Shelf Registration Statement. Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters or broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Security Holder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions)

(i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale;

(ii) in the over-the-counter market;

(iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

(iv) through the writing of options.

In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of the Company.

ACKNOWLEDGEMENTS

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Security Holder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Security Holders against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing this Notice and Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the Selling Security Holder and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall insure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Security Holder with respect to the Registrable Securities beneficially owned by such Selling Security Holder and listed in Item 3 above.

This Notice and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner

By:
Name:
Title:
Dated:

Please return the completed and executed Notice and Questionnaire to:

Affinion Group Holdings, Inc.

6 High Ridge Park

Stamford, CT 06905

Attention: Brian Fisher, Esq.

Facsimile: 203-956-1206

Electronic mail: bfisher@affiniongroup.com